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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 14, 2006

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                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                     0-32383               23-3070336
   (State or Other Jurisdiction  (Commission File Number)     (IRS Employer
          of Incorporation)                                Identification No.)

   C/O PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
                225 CITY LINE AVENUE
             BALA CYNWYD, PENNSYLVANIA                               19004
      (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 934-7000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 18, 2005, our board of directors adopted the Pegasus Communications 2005 Equity Incentive Plan (the "2005 Plan") but has not held a stockholders' meeting within one year thereafter for the purpose of approving that plan. Our existing 1996 Stock Option Plan and Restricted Stock Plan will expire on September 29, 2006. Accordingly, on August 14, 2006, our board revoked the 2005 Plan and adopted the Pegasus Communications 2006 Equity Incentive Plan (the "2006 Plan"). The 2006 Plan is substantially similar to the 2005 Plan. No grants were made under the 2005 Plan.

     We intend to request our stockholders to approve the 2006 Plan at our 2006 annual meeting of stockholders, which will be held in connection with stockholder approval of a reverse stock split as reported in a Form 8-k dated and filed on August 15, 2006. The timing of the 2006 annual meeting is unknown at this time since approval of the reverse stock split requires the filing of preliminary proxy materials with the SEC, which would be subject to SEC review.

     A brief summary of the terms of the 2006 Plan follows.

     Eligibility. Our employees, consultants and directors, and the employees, consultants and directors of our affiliates, may receive awards under the 2006 Plan. Only our employees or employees of our subsidiary companies, however, may receive incentive stock options ("ISOs") under the 2006 Plan.

     Awards to be Offered. The 2006 Plan provides for the granting of:

     o    ISOs and nonqualified stock options ("NQSOs") to purchase shares;

     o stock appreciation rights representing the right to receive an amount measured by the appreciation in share value;

     o stock subject to time-based and/or performance-based vesting (restricted stock);

     o restricted stock units representing the right to receive an amount measured by the value of a share of stock, subject to time-based and/or performance-based vesting; and

     o    stock awarded as a bonus (bonus stock).

     Shares Subject to the Plan. The total number of shares that can be delivered under the 2006 Plan is 2,500,000. The total number of shares that may be delivered under the 2006 Plan with respect to ISOs is 2,500,000. During any calendar year, no participant may be granted:

     o    Options covering more than 1,000,000 shares;

     o Stock appreciation rights respecting appreciation on more than 1,000,000 shares,

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     o    More than 1,000,000 shares of restricted stock that vest an achievement of performance goals (or cash equal to the value of the Shares on the vesting date); or

     o More than 1,000,000 restricted stock units that vest on achievement of performance goals, (or cash equal to the value of the Shares on the vesting date).

All of these limitations are subject to future adjustment for stock splits and similar events. Shares available under the 2006 Plan may be authorized but unissued shares or reacquired shares, and currently consists of our Class A common stock. (If circumstances change, other types of common stock may be granted under the 2006 Plan. For example, if our non-voting common stock is traded on a securities market, it may be made available under the 2006 Plan.)

     If any award that requires the participant to exercise the award for shares to be delivered terminates without having been exercised in full, if any shares subject to an award are forfeited, if any shares are withheld for the payment of taxes with respect to an award, or if any award payable in cash or shares is paid in cash rather than in shares, the unexercised portion of the award, the forfeited shares, the withheld shares, or the portion that was paid in cash will continue to be available for future awards. However, if an option or stock appreciation right is cancelled, the shares subject to such option or stock appreciation right will continue be counted against the maximum number of shares specified above for which options or stock appreciation right may be granted to an employee in any calendar year.

     In addition, the aggregate fair market value, determined at the time the option is granted, of shares with respect to which ISOs are exercisable for the first time by any participant during any calendar year, under the 2006 Plan and under any other ISO plan of our company or a related company, may not exceed $100,000.

     Administration, Amendment and Duration of 2006 Plan. The 2006 Plan will be administered by a committee of our board of directors, or, in the absence of such a committee, by the full board (the "Committee"), except that awards to participants other than executive officers and directors may be made and administered by a management committee appointed by the board of directors or the Committee, which may include non-directors (the "Management Committee" and, together with the Committee or the board, the "Plan Administrator"). The Plan Administrator selects the participants who will receive awards, determine the type of award to be granted and determines the terms and conditions of the award.

     ISOs may not be granted under the 2006 Plan after August 13, 2016. The board of directors may at any time discontinue granting awards under the 2006 Plan and may at any time amend or terminate the 2006 Plan. The Plan Administrator may amend any outstanding award, other than by lowering the exercise price of options below the fair market value of the underlying shares on the date of such amendment, for any purpose. The following amendments to the 2006 Plan may not be made without stockholder approval:

     o an increase in the maximum number of shares with respect to which ISOs may be granted under the 2006 Plan;


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     o    a change in the class of employees eligible to receive ISOs under the
          2006 Plan;

     o    an extension of the 2006 Plan's duration with respect to ISOs;

     o any amendment to the 2006 Plan requiring stockholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") - if compliance with Section 162(m) is appropriate; and

     o any amendment of the 2006 Plan requiring stockholder approval under any other applicable law, rule or regulation.

     Terms and Conditions.

     Stock Options. The 2006 Plan permits the Plan Administrator to grant options that qualify as ISOs under the Code and NQSOs that do not so qualify. Only employees of the Company or a subsidiary may receive ISOs. The Plan Administrator also determines the exercise price of each option. The exercise price of an option, however, may not be less than 100% of the fair market value of the underlying shares on the date of grant (110% in the case of an ISO granted to a greater-than-10% stockholder). The exercise price of any option may not be less than the par value of the underlying share(s). The Plan Administrator may agree to exchange any outstanding option for a newly issued option with a lower exercise price.

     The Plan Administrator will fix the term of each option, but no term may exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% stockholder). The Plan Administrator will determine at what time or times each option may be exercised and any conditions that must be met before an option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Plan Administrator.

     The exercise price of an option granted under the 2006 Plan may be paid: 1) in full in cash, or by check, bank draft, or money order; 2) by shares of stock which the participant already owns; 3) by shares of stock newly acquired on exercise of the option; 4) by delivery of an irrevocable undertaking by a broker to deliver promptly to our company sufficient funds to pay the exercise price; or 5) by any combination of the foregoing.

     Stock Appreciation Rights. The Plan Administrator may grant stock appreciation rights that entitle the participant to receive upon exercise an amount (in shares, cash, or a combination of both) measured by the increase since the date of grant in the value of the shares covered by the right. The Plan Administrator may accelerate the date(s) on which stock appreciation rights may be exercised.

     Restricted Stock. The Plan Administrator may grant shares of restricted stock (for any or no consideration), subject to any restrictions the Plan Administrator may determine. Except with respect to restricted stock whose restrictions lapse upon the attainment of performance goals under Section 162(m) of the Code, the Plan Administrator may accelerate the date(s) on which the restrictions will lapse. Before the lapse of restrictions on shares of restricted stock, the


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participant will have voting and dividend rights on the shares. Any participant who makes an election under Section 83(b) of the Code with respect to restricted stock, regarding the immediate recognition of income, must provide us with a copy of the election within 10 days of filing the election with the Internal Revenue Service.

     The Committee may provide that restricted stock vests only to the extent performance goals established by the Committee are met. The Committee may select one or more performance criteria from the following list: return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, net revenue per shipment, net revenue growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The criteria may apply to the individual, a division, the company or a subsidiary of the company.

     Restricted Stock Unit. The Plan Administrator may grant restricted stock units subject to any restrictions the Plan Administrator may determine. A restricted stock unit entitles a participant to receive (with respect to a vested restricted stock unit) one share of our stock, the cash value thereof, or a combination of both. Restricted stock units are credited to a bookkeeping account in the participant's name.

     Although a participant will not have voting or dividend rights with respect to his or her restricted stock units, a participant will have dividend equivalent rights on his or her restricted stock units. On each date that the company pays a cash dividend to holders of shares, an additional number of restricted stock units equal to the total number of restricted stock units credited to the participant's bookkeeping account on such date, multiplied by the dollar amount of the per share cash dividend, and divided by the fair market value of a share on such date will be credited to the participant's account. Restricted stock units attributable to such dividend equivalent rights will accumulate and vest at the same time as the restricted stock units to which they relate vest.

     The Committee may provide that restricted stock units vest only to the extent performance goals established by the Committee are met. The Committee may select one or more performance criteria from the above list for restricted stock.

     Bonus Stock. The Plan Administrator may grant awards entitling a participant to receive shares without payment therefor as a bonus for services provided to our company or a related company. Bonus stock is fully vested on the date of grant.

     Treatment of Awards upon Termination of Service. If a participant's service terminates for any reason (including death or disability), all options and stock appreciation rights then held by the participant that were not exercisable immediately before the termination of service will terminate on that date, except as otherwise stated in the participant's award agreement. Any remaining options and stock appreciation rights will remain exercisable for one year from the date of termination of service by reason of death or disability, three months from the date of termination of service for any other reason, or for a shorter or longer period as stated in the participant's award agreement. However, in the case of a termination for "cause," all options and stock appreciation rights (whether or not exercisable) shall terminate upon such termination


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of service. Notwithstanding the post-termination exercise periods described above, no option or stock appreciation right may be exercised beyond its original term.

     Except as otherwise stated in a participant's award agreement, if a participant holds shares of restricted stock and terminates service for any reason, including death or disability, before the lapse of the restrictions, the participant will forfeit the shares to us. Except as otherwise stated in a participant's award agreement, restricted stock units to which a participant has not become entitled will terminate irrevocably upon the participant's termination of service for any reason, including death or disability.

     Transferability. Awards generally are not transferable, except by will or under the laws of descent and distribution. The Plan Administrator has the authority, however, to permit a participant to transfer NQSOs and Stock Appreciation Rights.

     Adjustments in Shares; Corporate Transactions. If a stock dividend, stock split, reverse split, spin-off, or similar change in capitalization occurs, the Committee will make appropriate adjustments to the various units on the maximum number and type of shares that may be subject to awards and delivered under the 2006 Plan, the kind and aggregate number of shares to outstanding awards, the exercise price of outstanding options, and the amount over which appreciation of an outstanding stock appreciation right is measured.

     If a corporate transaction such as a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation occurs, each outstanding award will be assumed by the surviving or successor entity, except that the Committee may elect to terminate all or a portion of any outstanding award, effective upon the closing of the corporate transaction, if the Committee determines that doing so is in our company's best interests. If so, the Committee will give each participant holding an option and stock appreciation right not less than seven days' notice before the termination to exercise any such option or stock appreciation right that is to be so terminated, to the extent it is then exercisable, before the termination. Further, in the event of a corporate transaction, the Committee in its discretion, may:

     o accelerate the date on which options, stock appreciation rights and restricted stock units vest; and/or

     o    remove restrictions from outstanding shares of restricted stock.

The Committee may also change the terms of any outstanding award to reflect the corporate transaction, subject to certain limitations. Finally, the Committee or the board of directors may, in lieu of the actions described above, arrange to have the surviving or acquiring entity grant the participant a replacement award that, in the judgment of the Committee, is substantially equivalent to the replaced award.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     As discussed in Item 1.01 above, on August 14, 2006, our board of directors revoked the 2005 Plan for the reasons set forth above. The 2005 Plan has previously been filed with the SEC.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PEGASUS COMMUNICATIONS CORPORATION


                                        By           /s/ Scott A. Blank
                                           -------------------------------------
                                                      Scott A. Blank,
                                                   Senior Vice President

Date: August 18, 2006


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